UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 17, 2003

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Item 5. Other Events.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release of Selectica, Inc. (the “Company”) issued on October 17, 2003.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated October 17, 2003, announcing an addition to the Company’s Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Stephen Bennion

Stephen Bennion
Interim Chief Executive Officer,
Executive Vice President of Finance and Chief
DATE: October 22, 2003		Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated October 17, 2003, announcing an addition to the Company’s Board of Directors.